UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

Pharmagreen Biotech Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151350	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2987 Blackbear Court, Coquitlam, British Columbia, V3E 3A2

(Address of Principal Executive Offices) (Zip Code)

702-803-9404

(Registrant's telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PHBI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01 Entry into a Material Definitive Agreement

Production Services Agreement

Effective May 13, 2021, the Company entered into a production agreement with New to the Street Group LLC.  Pursuant to the terms of the agreement, the New to the Street Group LLC will provide the following Strategic Services:

1.Develop a biography format T.V. show outlining the previous publicly announced milestones of Pharmagreen Biotech Inc (PHBI).

2.Produce 6 HD specialized NASDAQ interview(s), of approximately seven to ten (S-7) minutes duration.

3.Broadcast 6 interview(s) FOX Business Network to a minimum of 95 million (95,000,000) households.

4.Broadcast 6 interview(s) on KRON4 2,700,000 households.

5.Broadcast 6 interview(s) on Newsmax. 50,000,000 households.

6.Broadcast 6 interview(s) on RNN. 30,000,000 households.

7.3 NASDAQ Tech Reports

8.Continue to make visible the show on the Internet for 6 month(s), being hosted and archived on www.newtothestreet.com.

9.6 months social media support- will tweet every news release to those who follow New to the Street.

10.Website - have interviews and/or links on www.newtothestreet.com.

11.Press releases for 6 month(s) - one per interview announcing the airing of the segment.

12.6 Emerging Growth Articles

13.TV guide across networks.

14.Minimum 1 Nasdaq onsite interview (if covid allows to film there) by Jane King.

The term of the production agreement is 6 months.

The Company agreed to pay New to the Street Group LLC $3500 due upon signing, $3500 per month (due every 15th of the month) and 6,750,000 restricted shares of common stock.

The description of the transaction contemplated by this agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

ITEM 1.01 Entry into a Material Definitive Agreement

Software as a Service (SAAS) Agreement for Regulation A Offering

Effective May 14, 2021, the Company entered into a SAAS Agreement with Novation Solutions Inc. (“DealMaker”). To effect the Company’s planned Regualtion A offering, DealMaker will provide the following:

● Deal portal with automated tracking, signing, and reconciliation of investment transactions

● DM Engage portal with shareholder engagement tracking and management functionality

DealMaker will provide initial customer onboarding, including:

o Setup of subscription documents

o Enablement and/or application to payment networks

o Assignment of Senior Account Manager for support resources

o Up to two (2) trainings on system for team users

The Company will pay DealMaker $3,000 upon singing the agreement, $7,000 30 days prior to launching the portal and a post launch Monthly Subscription Fee of $1,000.

The description of the transaction contemplated by this agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pharmagreen Biotech Inc.

Dated: May 17, 2021	By:	/s/ Peter Wojcik
Peter Wojcik
Chief Executive Officer, Director